LEHMAN BROTHERS FUNDS, INC.



                                     LEHMAN
                                 SELECTED GROWTH
                                 STOCK PORTFOLIO





                                     ANNUAL
                                     REPORT

                          FOR THE FISCAL PERIOD ENDED
                               DECEMBER 31, 1995



                                 LEHMAN BROTHERS

THIS REPORT IS FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF LEHMAN SELECTED GROWTH STOCK PORTFOLIO. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUND'S SHARES IS AUTHORIZED ONLY IF ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS.

DEAR SHAREHOLDER:

     We are pleased to provide the attached Report to Shareholders of the Lehman Selected Growth Stock Portfolio (the "Fund") for the fiscal period ended
 December
31, 1995. The report on the Fund's overall performance results for the year is included under "Management Discussion & Performance Analysis" on page 2 of this report.

OUTLOOK FOR 1996

     We continue to have a positive outlook for 1996, however our expectation is for heightened market volatility. With the long bond at 6%, we believe that a company growing 15% to 20% can justify a fairly hefty multiple. Thus, in this climate, any earnings shortfall or subtle change in expectations, regardless of how minor, equates to a meaningful correction in price. We are, nevertheless, optimistic. The combination of decelerating economic growth and benign inflation represents an environment where growth is hard to find. We believe this is a healthy climate for small- to mid-cap growth stocks to outperform the market.

     Some  themes we are  especially  interested  in this year:

     Companies that provide integrated solutions to business. The fast pace at which new technologies are introduced has companies confused. This confusion should be favorable for those businesses that adapt new technologies to offer solutions for specific business problems, or train the professionals needed to provide in-house technical expertise.

     Companies that educate. Obsolete is a term often applied to an old technology, but in our society there are many relatively young individuals who need additional skills to stay competitive in the job market. Furthermore, employed adults often require additional skills to accomplish their tasks more efficiently. Advances in technology allow education to be brought into the workplace interactively, making training easier to accomplish.

     Companies that specialize in outsourced services. One of the easiest ways a business can downsize is to eliminate functions that can be performed more economically by outside vendors. We believe that businesses in this category have a potential economic advantage over an in-house effort because they can attract and retain the talent while building the volumes necessary to achieve peak efficiency.

     We are encouraged by the Fund's prospects for the upcoming year and thank our shareholders for your continued support.

Sincerely,

/s/ Andrew D. Gordon
Andrew D. Gordon
President

February 27, 1996

MANAGEMENT DISCUSSION AND PERFORMANCE ANALYSIS

     The Fund's aggregate total return from inception through December 31, 1995 was 48.02%, which compares favorably with the broader equity indices as well as other funds with similar investment objectives. We attribute the strong performance to a favorable climate for equities in general and for growth issues in particular. That environment also favored our investment approach which concentrates on businesses across a range of industries that are healthy and growing, with characteristics that lend themselves to consistent growth, and with valuations that make sense. We started the year with a heavy concentration in technology. However, as the year progressed we shifted our emphasis to the health care sector which had lagged in performance during the first half of the year but whose fundamentals were improving.

     Since our last report to shareholders for the fiscal year ended July 31, 1995, the Fund advanced 10.82% comparing favorably with the Lipper Mid-Cap Fund Average which advanced 5.81% and the Russell 2000 Index which advanced 6.14% during that same time span. Our outperformance reflects a reduced exposure to technology and a concurrent increase in health care holdings.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO -- CDSC SHARES

Description of the plot points for the graph in the report.

Lehman  Brothers  Funds,  Inc.
Lehman  Selected Growth Stock Portfolio -- CDSC
Shares vs Russell 2000 Index and Lipper Mid Cap Fund Average Growth of $10,000 Investment


                                                                Lehman
                                                               Selected
                        Lipper Mid Cap      Russell 2000     Growth Stock
                         Fund Average          Index           Portfolio
05/20/94                   $10,000             $10,000         $10,000
05/31/94                   $10,000             $10,000         $ 9,920
06/30/94                   $ 9,579             $ 9,660         $ 9,670
09/30/94                   $10,399             $10,332         $10,270
12/31/94                   $10,308             $10,141         $10,223
03/31/95                   $10,963             $10,609         $11,234
06/30/95                   $11,981             $11,603         $12,396
09/30/95                   $13,492             $12,749         $13,887
12/31/95                   $13,662             $13,026         $14,802




Lehman Selected
Growth Stock
Portfolio -- CDSC
Shares Aggregate
Total Return
for period ended
December 31, 1995*

   Since Inception
      05/20/94

       Fund:
      48.02%

 Russell 2000 Small
Capitalization Index
      30.26%

   Period Ended
     12/31/95*

      Fund:
     10.82%


The graph above shows the results of a hypothetical $10,000 invested in the Lehman Selected Growth Stock Portfolio (the "Fund") -- CDSC Shares from the inception of the Fund, compared to a theoretical investment of $10,000 in the respective indices over the same period. (Index results are calculated beginning the first day of the month following the commencement of the Fund's operations.) The results for the Fund reflect the waiver of a portion of fees by the Adviser and Administrator of the Fund for the period indicated.

The Russell 2000 Small Capitalization Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S.
domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Lipper Mid-Cap Fund Average was derived from a universe of only those mutual funds that were in existence as of the inception date of the Fund and are comprised of mid-cap funds tracked by Lipper Analytical Services, Inc.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the value of shares, when redeemed, may be worth more or less than the original cost. Also, the figures shown above do not reflect the effect of any sales charge.

+ Assumes the reinvestment of all dividends and distributions.

* The Fund's fiscal year end was changed from July 31 to December 31. The total return is for the period August 1, 1995 through December 31, 1995.

Description of pie chart in the report.

INDUSTRY BREAKDOWN

Computer & Computer Services             22.2%
Healthcare                               13.6%
Electric                                 11.2%
Medical & Dental Equipment                7.6%
Financial Services                        6.7%
Pharmaceuticals                           5.2%
Telecommunications                        4.9%
Administrative Services                   4.1%
Other Common Stocks                      21.2%
Repurchase Agreement and
 Net Other Assets and Liabilities         3.3%
                                        100.0%

TOP TEN HOLDINGS

                                     PERCENTAGE OF
COMPANY                                NET ASSET
Apollo Group Inc., Class A                3.5%
Policy Management Systems Corporation     3.2
Paychex, Inc.                             3.0
Health Management Systems, Inc.           2.6
Kent Electronics Corporation              2.6
IDEXX Laboratories Inc.                   2.6
Scholastic Corporation                    2.2
Apria Healthcare Group Inc.               1.9
Watson Pharmaceuticals Inc.               1.9
Fritz Companies, Inc.                     1.9
                                         25.4%

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1995

                                                                                 VALUE
SHARES                                                                         (NOTE 1)
COMMON STOCKS - 96.7%
COMPUTER & COMPUTER SERVICES - 22.2%
        13,000     Adaptec Inc.**                                           $     533,000
         5,000     Adobe Systems Inc.                                             310,000
        14,000     America OnLine Inc.**                                          525,000
        20,000     American Management Systems Inc.**                             600,000
        10,000     Barra Inc.**                                                   170,000
        25,000     BISYS Group, Inc.**                                            768,750
         4,000     Cabletron Systems, Inc.**                                      324,000
        15,000     Cadence Design Systems, Inc.**                                 630,000
        15,000     Compshare Inc.**                                               390,000
        10,000     Data General Corporation**                                     137,500
         7,500     Datametrics Corporation**                                       59,063
        10,000     DST Systems, Inc.**                                            285,000
        10,000     HCIA Inc.**                                                    467,500
         5,000     Intuit Inc.**                                                  390,000
         3,000     Netcom On-Line Communication Services, Inc.**                  108,000
         5,000     NetStar Inc.**                                                  91,250
        20,000     Orbital Sciences Corporation**                                 255,000
        30,000     Pace Health Management Systems, Inc.**                          78,750
        30,000     Policy Management Systems Corporation**                      1,428,750
        10,000     PsiNet Inc.**                                                  228,750
        10,000     Quarterdeck Corporation**+                                     275,000
         7,000     Softdesk, Inc.**                                               138,250
        15,000     Software 2000 Inc.**                                           116,250
        20,000     Stac Inc.**                                                    287,500
        10,000     Sterling Software Inc.**                                       623,750
         5,000     Sun Microsystems Inc.**                                        228,125
        10,000     Symantec Corporation**                                         232,500
        10,000     Tecnomatix Technologies Ltd.**                                 125,000
                                                                                9,806,688

HEALTHCARE - 13.6%
        30,000     Apria Healthcare Group Inc.**                                  847,500
         9,000     Biogen, Inc.**                                                 553,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       5

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1995

                                                                                VALUE
SHARES                                                                         (NOTE 1)
COMMON STOCKS (CONTINUED)
HEALTHCARE (CONTINUED)
        20,000     Cell Genesys Inc.**                                      $     200,000
        10,000     Community Health Systems, Inc.**                               356,250
        10,000     Genzyme Corporation - General Division**                       623,750
        30,000     Genzyme Corporation - Tissue Repair**                          476,250
        30,000     Health Management Systems, Inc.**                            1,170,000
        20,000     HEALTHSOUTH Corporation**                                      582,500
        14,000     Inphynet Medical Management, Inc.**                            336,000
        15,400     Integrated Health Services Inc.**                              385,000
        20,000     Ostex International Inc.**                                     385,000
         7,500     Pediatric Services of America, Inc.**                          118,125
                                                                                6,033,875

ELECTRIC - 11.2%
        20,000     Amphenol Corporation, Class A**                                485,000
        10,000     Franklin Electric Publishing, Inc.**                           295,000
        30,000     International Rectifier Corporation**                          750,000
        12,000     Kemet Corporation                                              286,500
        19,550     Kent Electronics Corporation**                               1,141,231
        20,000     LTX Corporation**                                              182,500
        10,000     Mackie Designs Inc.**                                          112,500
         6,000     SGS-THOMSON N.V.**                                             241,500
         8,000     S3 Inc.**                                                      141,000
        15,000     Thermotrex Corporation**                                       750,000
        10,000     Unitrode Corporation**                                         282,500
        10,000     Xilinx Inc.**                                                  305,000
                                                                                4,972,731

MEDICAL & DENTAL EQUIPMENT - 7.6%
        24,000     IDEXX Laboratories Inc.**                                    1,128,000
        10,000     Maxxim Medical, Inc.**                                         167,500
        25,000     Neopath, Inc.**                                                581,250
        10,000     Physician Sales & Services Inc.**                              285,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1995

                                                                                VALUE
SHARES                                                                         (NOTE 1)
COMMON STOCKS (CONTINUED)
MEDICAL & DENTAL EQUIPMENT (CONTINUED)
        15,000     Thermedics Inc.**                                        $     416,250
        10,000     Thermo Cardiosystems Inc.**                                    772,500
                                                                                3,350,500

FINANCIAL SERVICES - 6.7%
        39,999     Apollo Group Inc., Class A**                                 1,564,961
        30,000     Equifax Inc.                                                   641,250
        20,000     Medaphis Corporation**                                         740,000
                                                                                2,946,211

PHARMACEUTICALS - 5.2%
        10,000     Elan Corporation Plc, Sponsored ADR**                          486,250
        10,000     R.P. Scherer Corporation**                                     491,250
        10,000     Teva Pharmaceutical Industries, Ltd.                           463,750
        17,200     Watson Pharmaceuticals Inc.**                                  842,800
                                                                                2,284,050

TELECOMMUNICATIONS - 4.9%
        25,000     ECI Telecom Ltd.                                               570,312
        15,000     PictureTel Corporation**                                       646,875
        30,000     Precision Systems Inc.**                                       405,000
        15,000     Satellite Technology Management, Inc.**                        288,750
        10,000     Transaction Network Service, Inc.**                            250,000
                                                                                2,160,937

ADMINISTRATIVE SERVICES - 4.1%
        15,000       Fiserv Inc.**                                                450,000
        27,000       Paychex, Inc.                                              1,346,625
                                                                                1,796,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       7

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1995


                                                                                VALUE
SHARES                                                                        (NOTE 1)
COMMON STOCKS (CONTINUED)
BROADCASTING - 3.6%
        18,000     Clear Channel Communications, Inc.**                     $     794,250
        10,000     Emmis Broadcasting Corporation, Class A**                      310,000
           500     Infinity Broadcasting Corporation, Class A**                    18,625
        10,000     LIN Television Corporation**                                   297,500
         6,000     United Video Satellite Group, Inc., Class A**                  162,000
                                                                                1,582,375

CONSUMER SERVICES - 3.5%
        10,000     Hagar Corporation                                              180,000
        15,000     Learning Tree International, Inc.**                            234,375
        15,000     Pronet, Inc.                                                   442,500
        20,000     Regis Corporation**                                            480,000
        20,000     SCP Pool Corporation**                                         209,063
                                                                                1,545,938

RETAIL - 3.2%
        25,000     Duty Free International Inc.                                   400,000
        10,000     MSC Industrial Direct Company, Class A**                       275,000
        15,000     Office-Max Inc.**                                              335,625
        10,000     Tandy Corporation                                              415,000
                                                                                1,425,625

PUBLISHING - 3.0%
        15,000     Desktop Data Inc.**                                            367,500
        12,500     Scholastic Corporation**                                       971,875
                                                                                1,339,375

TRANSPORTATION - 1.9%
        20,000     Fritz Companies, Inc.**                                        830,000

INSURANCE - 1.5%
        12,000     MGIC Investment Corporation                                    651,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1995


                                                                                VALUE
SHARES                                                                         (NOTE 1)
COMMON STOCKS (CONTINUED)
ENTERTAINMENT - 1.1%
        10,000     Carnival Corporation                                      $    243,750
        10,000     GTECH Holdings Corporation**                                   260,000
                                                                                  503,750

MISCELLANEOUS - 3.4%
         9,000     Applied Materials Inc.**                                       354,375
        15,000     Cort Business Services Corporation**                           247,500
        17,600     Dimark Inc.**                                                  255,200
        10,000     Sealed Air Corporation                                         281,250
        15,000     Thermo Fibertek Inc.**                                         339,375
                                                                                1,477,700

TOTAL COMMON STOCKS (Cost $33,354,966)                                         42,707,380

     PRINCIPAL
     AMOUNT
REPURCHASE AGREEMENT - 2.4% (Cost $1,079,000)
    $1,079,000     Agreement with Chase  Manhattan  Corporation,  dated 12/29/95 bearing  6.000% to be  repurchased at $1,079,719 on 1/2/96, collateralized  by  $1,525,000  Federal  National
                     Mortgage Association  Adjustable  Rate  Mortgage,
                     7.206% due 3/1/24                                          1,079,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1995

                                                                                    VALUE
                                                                                  (NOTE 1)
TOTAL INVESTMENTS (Cost $34,433,966*)                                99.1%       $43,786,380

    NUMBER OF
  CONTRACTS
WRITTEN OPTION - (0.1)% (Premium received $14,075)

                                                MATURITY   STRIKE
                                                  DATE     PRICE
           100     Quarterdeck Corporation Call  1/19/96   $22.50    (0.1)           (60,000)

OTHER ASSETS AND LIABILITIES (Net)                                    1.0            466,190
NET ASSETS                                                          100.0%       $44,192,570

------------------
*    Aggregate cost for Federal tax purposes.
**   Non-income producing securities.
+ Security on which option was written (share amount subject to call has a market value of $275,000).
ADR - American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1995

ASSETS:
   Investments, at value (Cost $34,433,966) (Note 1)
      See accompanying schedule                                             $43,786,380
   Cash                                                                             561
   Receivable for investment securities sold                                    708,445
   Unamortized organization costs (Note 6)                                       73,678
   Receivable for Fund shares sold                                               55,837
   Dividends and interest receivable                                              2,847
   TOTAL ASSETS                                                              44,627,748

LIABILITIES:
   Payable for investment securities purchased            $232,500
   Call Option written, at value (Premium received
      $14,075) (Note 1)
      See accompanying schedule                             60,000
   Investment advisory fee payable (Note 2)                 48,794
   Distribution fee payable (Note 3)                        26,506
   Custodian fees payable (Note 2)                          18,900
   Administration fee payable (Note 2)                      13,060
   Service fee payable (Note 3)                              8,835
   Transfer agent fees payable (Note 2)                      2,489
   Accrued expenses and other payables                      24,094
   TOTAL LIABILITIES                                                            435,178

NET ASSETS                                                                  $44,192,570
NET ASSETS CONSIST OF:
   Accumulated net investment loss                                         $   (314,862)
   Accumulated net realized gain on                                           2,419,332
     investments sold
   Net unrealized appreciation of investments                                 9,306,489
   Par value                                                                      3,282
   Paid-in capital in excess of par value                                    32,778,329
   TOTAL NET ASSETS                                                         $44,192,570
NET ASSET VALUE:
NET ASSET VALUE and offering price per CDSC share+
($44,192,570 / 3,281,596 shares of capital stock outstanding)                    $13.47

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 1995*
INVESTMENT INCOME:
   Dividends (Net of foreign withholding
      taxes of $808)                                                         $29,890
   Interest                                                                   12,209
TOTAL INVESTMENT INCOME                                                       42,099

EXPENSES:
   Distribution fee (Note 3)                              $127,576
   Investment advisory fee (Note 2)                        127,576
   Service fee (Note 3)                                     42,525
   Administration fee (Note 2)                              34,020
   Legal and audit fees                                     15,953
   Custodian fees (Note 2)                                  12,131
   Amortization of organization costs (Note 6)               9,115
   Transfer agent fees (Note 2)                              6,454
   Directors' fees and expenses (Note 2)                     6,333
   Other                                                     3,930
   Total expenses                                                            385,613
   Fees waived by Investment Adviser and
      Administrator (Note 2)                                                 (28,652)
   Net expenses                                                              356,961
NET INVESTMENT LOSS                                                         (314,862)

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS (Notes 1 and 4):
   Net realized gain on:
      Securities                                                           4,460,027
      Written options                                                          2,687
   Net realized  gain  on  investments                                     4,462,714
   Net change  in  unrealized appreciation/(depreciation) of:
      Securities                                                             260,900
      Written options                                                        (45,925)
   Net change in unrealized appreciation of investments                      214,975
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                            4,677,689
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                             $4,362,827

* The Fund's fiscal year end was changed from July 31 to December 31. The financial information contained in this report is for the period August 1, 1995 through December 31, 1995.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            PERIOD             YEAR
                                                            ENDED              ENDED
                                                           12/31/95*          07/31/95
Net investment loss                                      $  (314,862)    $  (436,172)
Net realized gain on investments                           4,462,714       2,302,193
Net change in unrealized appreciation of investments         214,975       9,220,789
Net increase in net assets resulting from operations       4,362,827      11,086,810
Dividends to shareholders from net
  investment income                                                -         (38,112)
Dividends to shareholders from net realized gains         (3,686,624)           (101)
Net increase in net assets from Fund share
   transactions (Note 5)                                   4,392,586       1,733,990

Net increase in net assets                                 5,068,789      12,782,587
NET ASSETS:
Beginning of period                                       39,123,781      26,341,194
End of period (including accumulated net
   investment loss of $(314,862) at
   December 31, 1995)                                    $44,192,570     $39,123,781

* The Fund's fiscal year end was changed from July 31 to December 31. The financial information contained in this report is for the period August 1, 1995 through December 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A CDSC SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            PERIOD          YEAR            PERIOD
                                            ENDED           ENDED           ENDED
                                          12/31/95**      07/31/95        07/31/94*
Net asset value, beginning of period     $13.34          $  9.73         $10.00
Income from investment operations:
Net investment income/(loss)+             (0.10)           (0.15)          0.01
Net realized and unrealized gain/(loss)
   on investments                          1.51             3.77          (0.28)
Total from investment operations           1.41             3.62          (0.27)
Dividends from net investment income          -            (0.01)             -
Dividends from net realized gains         (1.28)            -  ##             -
Total dividends                           (1.28)           (0.01)             -
Net asset value, end of period           $13.47           $13.34          $9.73
Total return++                            10.82%           37.27%         (2.70)%
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)     $44,193         $39,124         $26,341
Ratio of operating expenses
   to average net assets+++                 2.09%***        2.10%           2.04%***
Ratio of net investment income/
   (loss) to average net assets            (1.85)%***     (1.32)%           1.06%***
Portfolio turnover rate                       93%           192%              33%

     * The Fund's CDSC Shares (formerly called Portfolio Shares) commenced operations on May 20, 1994.
    **  The Fund's fiscal year end was changed from July 31 to December 31.
   ***  Annualized.
     + Net investment income/(loss) per share before waiver of fees and/or expenses reimbursed by Investment Adviser and Administrator for the fiscal period ended December 31, 1995, the fiscal year ended July 31, 1995 and the fiscal period ended July 31, 1994 was $(0.10), $(0.19) and $0.00, respectively.
    ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
   +++ Annualized operating expense ratios before waiver of fees and/or expenses reimbursed by Investment Adviser and Administrator for the fiscal period ended December 31, 1995, the fiscal year ended July 31, 1995 and the fiscal period ended July 31, 1994 were 2.26%, 2.46% and 3.42%, respectively.
    ##  Amount is less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Lehman Brothers Funds, Inc. (the "Company") was incorporated under the laws of the State of Maryland on May 5, 1993. It is an open-end management investment company consisting of four funds, including Lehman Selected Growth Stock Portfolio (the "Fund"). The Fund currently offers one class of shares, referred to as CDSC Shares for purposes of this report. CDSC Shares may be subject to a contingent deferred sales charge. The preparation of the Financial Statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Financial Statements. Actual results could differ from those estimates. The Fund's fiscal year end was changed from July 31 to December
31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: Portfolio securities held by the Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or in the absence of sales in such market, at the mean between the closing bid and asked prices. Securities traded only on over-the-counter markets are valued on the basis of the closing over-the-counter sale prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Securities which are traded both on the over-the-counter market and on a stock exchange will be valued according to the broadest and most representative market. Certain securities of the Fund may be valued by independent pricing services which use prices provided by one or more principal market makers. Restricted securities,

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

securities for which market quotations are not readily available, and other assets of the Fund are valued at fair value under the supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

          Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Fund values repurchase agreements at cost and accrues interest into interest receivable. Under the terms of a typical repurchase agreement, the Fund will take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The value of the collateral, taken as a part of the repurchase agreement, is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Lehman Brothers Global Asset Management Inc., the Funds investment adviser (the "Investment Adviser" or "LBGAM"), acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          Option contracts:  The Fund may purchase or write  exchange-listed and
over-the-counter   put  and  call  options  on  securities,   financial  futures
contracts,  equity indices and other

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

financial instruments for hedging and other strategic transactions in an attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from the securities market, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives market as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gains.

          Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments sold are recorded on the basis of identified cost.

          Federal income taxes: The Fund has qualified and intends to qualify each year as a regulated investment company pursuant to the requirements of the Internal Revenue Code of 1986, as amended. The Fund distributes substantially all of its taxable income to its shareholders, therefore, no Federal income tax provision is required. The Fund's tax year end is July 31.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

         Dividends and distributions to shareholders: Dividends from net investment income of the Fund are declared and paid annually. Capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually after the close of the fiscal year in which they have been earned. In order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make additional distributions of any undistributed ordinary income or capital gains before December 31 of a given year and expects to make any other distributions as are necessary to avoid the application of this tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

2.    INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER
      RELATED PARTY TRANSACTIONS

      LBGAM serves as the Fund's investment adviser pursuant to an investment advisory agreement. LBGAM is a wholly-owned subsidiary of Lehman Brothers Holdings Inc. ("Holdings"). LBGAM is entitled to receive from the Fund a monthly fee at an annual rate of 0.75% of the value of the Fund's average daily net assets. LBGAM may voluntarily waive advisory fees. For the period ended December 31, 1995, LBGAM voluntarily waived advisory fees of $22,620.

      First  Data  Investor  Services  Group,  Inc.   ("FDISG"),   formerly  The
Shareholder  Services  Group,  Inc.,  a  wholly-owned  subsidiary

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

of First Data Corporation, serves as the Fund's administrator pursuant to an administration agreement. Under the administration agreement, FDISG is entitled to receive from the Fund a monthly fee at an annual rate of 0.20% of the value of its average daily net assets. FDISG may voluntarily waive administration fees. For the period ended December 31, 1995, FDISG voluntarily waived administration fees of $6,032.

      For the period ended December 31, 1995, the Fund incurred total brokerage commissions of $48,427, of which $4,980 was paid to Lehman Brothers Inc. ("Lehman Brothers").

      A contingent deferred sales charge may be imposed upon the redemption of CDSC Shares within two years after the date of purchase. The amount of the contingent deferred sales charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

      During the period ended December 31, 1995, Lehman Brothers received contingent deferred sales charges of $76,108 from the Fund.

      No employee of Holdings, Lehman Brothers, LBGAM or FDISG receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not a director, an officer or employee of Holdings, Lehman Brothers, LBGAM or FDISG or their affiliates a fee of $20,000 per annum, plus $500 per meeting attended, and reimburses each of them for travel and out-of-pocket expenses.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

     Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. FDISG serves as the Fund's transfer agent.

3.    SERVICE AGREEMENTS

      Lehman Brothers acts as the distributor of the Fund's shares.

      The Company has adopted a services and distribution plan ("the Plan") with respect to the Fund. Under the Plan, the Fund has agreed to pay Lehman Brothers a service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the value of the Fund's average daily net assets, and a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% of the value of the Fund's average daily net assets. The service fee is used by Lehman Brothers to pay Investment Representatives or Introducing Brokers for servicing shareholder accounts. The distribution fee is paid to Lehman Brothers for advertising, marketing and distributing the Fund's shares.

      For the period ended December 31, 1995, the Fund incurred distribution and service fees on its CDSC shares of $127,576 and $42,525, respectively.

4.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $37,522,517 and $37,534,559, respectively, for the period ended December 31, 1995. At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

over tax cost was $10,133,729 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $781,315. Net unrealized appreciation on a tax basis was $9,352,414.

      Written option activity for the Fund for the period ended December 31, 1995 was as follows:

                                                 NUMBER OF
                                                 CONTRACTS        PREMIUM
Options outstanding at                                 0       $        0
  July 31, 1995
Options written                                      300           32,061
Options expired                                     (200)         (17,986)
                                                   -----         --------
Options outstanding at
  December 31, 1995                                  100          $14,075
                                                   =====          =======

5.    SHARES OF CAPITAL STOCK

      The Board of Directors has authority to issue 10 billion shares of capital stock ($0.001 par value) for the Company.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

      The table below summarizes the capital stock transactions for the Fund's CDSC Shares:

                              PERIOD ENDED                      YEAR ENDED
                                12/31/95*                        07/31/95
                            SHARES        AMOUNT          SHARES           AMOUNT
Sold................        632,402     $8,336,857       1,317,909      $13,970,294
Dividend                    232,532      3,004,314           2,703           27,599
  Reinvestment......
Redeemed............       (516,545)    (6,948,585)     (1,093,817)     (12,263,903)
                           --------     ----------      ----------      -----------
Net increase........        348,389     $4,392,586         226,795      $  1,733,990
                          =========     ==========     ===========      ============

---------------
  * The Fund changed its fiscal year end from July 31 to December 31. The amounts noted above are for the period August 1, 1995 through December 31, 1995.

6.    ORGANIZATION COSTS

      The Fund bears all costs in connection with its organization including fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

LEHMAN BROTHERS FUNDS, INC.
LEHMAN SELECTED GROWTH STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (continued)

7.    PLAN OF REORGANIZATION

      The Company, on behalf of the Fund, and AMT Capital Fund, Inc. ("AMT Fund"), on behalf of the U.S. Selected Growth Portfolio (the "Purchaser") entered into an Agreement and Plan of Reorganization (the "Agreement") dated as of December 14, 1995. The Agreement contemplates the reorganization of the Fund as a new portfolio of AMT Capital Fund (the "new AMT Fund") through the transfer of all of the assets and liabilities of the Fund to the Purchaser in exchange for shares of the Purchaser which would be distributed to shareholders of the Fund. The Fund's Board of Directors approved the reorganization on November 1, 1995 and shareholder approval was received January 18, 1996. Once the reorganization is finalized, each shareholder of the Fund will receive a number of Class B shares of common stock of the new AMT Fund equal to the number held in the Fund. As part of the reorganization, the Fund will transfer all of its assets to the new AMT Fund. The new AMT Fund will be managed by AMT Capital Advisers, Inc. and Delphi Asset Management, Inc. ("Delphi") as sub-adviser. The Fund's current portfolio manager will continue to manage the new AMT Fund as an employee of Delphi. Once the transaction is completed, the Fund will cease operations.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Directors
Lehman Brothers Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lehman Selected Growth Stock Portfolio (the "Fund", one of the portfolios constituting Lehman Brothers Funds, Inc.) as of December 31, 1995, the related statement of operations for the period from August 1, 1995 to December 31, 1995, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lehman Selected Growth Stock Portfolio of Lehman Brothers Funds, Inc. at December 31, 1995, the results of its operations for the period from August 1, 1995 to December 31, 1995, and the changes in its net assets and financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

                                      /s/ Ernst & Young


Boston, Massachusetts
February 15, 1996

                                LEHMAN BROTHERS
                    LEHMAN BROTHERS INC. ALL RIGHTS RESERVED
                                  MEMBER SIPC